American Century Asset Allocation Portfolios, Inc.

Prospectus and Summary Prospectus Supplement

LIVESTRONG® Income Portfolio ■ LIVESTRONG® 2015 Portfolio
LIVESTRONG® 2020 Portfolio ■ LIVESTRONG® 2025 Portfolio
LIVESTRONG® 2030 Portfolio ■ LIVESTRONG® 2035 Portfolio
LIVESTRONG® 2040 Portfolio ■ LIVESTRONG® 2045 Portfolio
LIVESTRONG® 2050 Portfolio ■ LIVESTRONG® 2055 Portfolio
One Choice Portfolio®: Very Conservative
One Choice Portfolio®: Conservative
One Choice Portfolio®: Moderate
One Choice Portfolio®: Aggressive
One Choice Portfolio®: Very Aggressive

Supplement dated January 18, 2012 ■ Summary Prospectuses and Prospectuses dated December 1, 2011

Irina Torelli, Vice President and Portfolio Manager, has taken a temporary leave of absence from American Century Investments.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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